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                       SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549



                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934



Date of Report (date of earliest event reported):  April 13, 1997



                           CROSS TIMBERS OIL COMPANY
            (Exact name of registrant as specified in its charter)



                                    1-10662
                            (Commission File Number)


             DELAWARE                                         75-2347769
(State or other jurisdiction                                 (IRS Employer
     of incorporation)                                     Identification No.)



    810 HOUSTON STREET, SUITE 2000
          FORT WORTH, TEXAS                                     76102
(Address of principal executive offices)                      (Zip Code)


                                (817) 870-2800
             (Registrant's telephone number, including area code)
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Item 5.   Other Events.
          ------------

     An opinion of counsel as to the legality of securities being offered for sale is being filed as Exhibit 5.2 to the Registration Statement (Reg. No. 333-46909), filed February 25, 1998, as amended by Amendment No. 1, filed April 8, 1998. This filing is being made in connection with the offering of common stock of the Registrant pursuant to a Prospectus Supplement, dated April 13, 1998, and filed pursuant to Rule 424(b)(3) on April 13, 1998.

Item 7.   Financial Statements, Pro Forma Financial Information and Exhibits
          ------------------------------------------------------------------

     (c)  Exhibits.

          5.2    Opinion of Kelly, Hart & Hallman, P.C.



                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                         CROSS TIMBERS OIL COMPANY


Date: April 13, 1998                          By  /s/ J. Richard Seeds
                                                -------------------------
                                                J. Richard Seeds
                                                Executive Vice President

                                       2
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                                 EXHIBIT INDEX

Exhibit No.         Description
-----------         -----------

   5.2         Opinion of Kelly, Hart & Hallman, P.C.